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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Anixter International Inc., a Delaware corporation (the "Corporation"), which is about to file a Registration Statement of Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, to register the sale of Liquid Yield Option Notes issued by the Corporation, hereby constitutes and appoints Dennis Letham, Rod Shoemaker and James E. Knox and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation's Registration Statement and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact agents or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 24th day of July, 2000.


   /s/ Robert W. Grubbs                        /s/ Melvyn N. Klein
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   /s/ Dennis J. Letham                        /s/ John R. Petty
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   /s/ Lisa Kearns Lanz                        /s/ Samuel Zell
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   /s/ Lord James Blyth
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   /s/ Robert L. Crandall
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   /s/ Rod F. Dammeyer
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   /s/ Robert E. Fowler, Jr.
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   /s/ F. Philip Handy
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